SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Digital Horizons Fund

As a result of its implementation of recent shareholder-approved changes to its investment strategy, the fund is expected to make a significant long-term capital gains distribution at the end of May 2025. Implementation of the investment strategy changes required the turnover of a substantial portion of the fund’s portfolio securities, which, in turn, led to the fund’s recognition of significant long-term capital gains. For more information about the fund’s upcoming capital gains distribution, please see the DWS Web site at dws.com/digitalhorizonsfund.
Investors are reminded that if you invest right before the fund pays a dividend or distribution, you will be getting some of your investment back as a dividend or distribution, which may be taxable to you. You can avoid this by investing after the fund pays the dividend or distribution. In tax-advantaged accounts, you generally do not need to worry about this. You should consult your own tax professional about the federal income tax and other tax consequences of an investment in shares of the fund.
Please Retain This Supplement for Future Reference
May 1, 2025
PROSTKR25-17